I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	21621	21621	21621	21621	21621
Month Ending:	02/28/2010	02/28/2010	02/28/2010	02/28/2010	02/28/2010
Account Number:	112950087	112950079	113015039	112950060	112915036
Depository Name & Location	City National Bank	City National Bank	City National Bank	City National Bank	City National Bank
	400 N. Roxbury Drive Beverly Hills, CA 90210	400 N. Roxbury Drive Beverly Hills, CA 90210	400 N. Roxbury Drive Beverly Hills, CA 90210	400 N. Roxbury Drive Beverly Hills, CA 90210	400 N. Roxbury Drive Beverly Hills, CA 90210
	845 S. Flower Street, LLC	845 S. Flower Street, LLC	845 S. Flower Street, LLC	845 S. Flower Street, LLC	845 S. Flower Street, LLC
1. Total Prior Receipts	16,448.98	384.00	9,669,258.44	9,518.14	498.01

2. LESS: Total Prior Disbursements	10,840,833.18	500.00	9,669,601.44	1,812,973.80	530,835.20

3. Beginning Balance	2,636,643.94	(116.00)	(16.00)	2,484,141.32	(97.91)

4. Receipts During Current Period
A/R - Post Filing	0	0	0	0	0
A/R - Pre Filing	0	0	0	0	0
General Sales	0	0	0	0	0
Intercompany Receipts	0	5.00	165,342.50	0	5.00

TOTAL RECEIPTS	0	5.00	165,342.50	0	5.00

5. BALANCE	2,636,643.94	(111.00)	165,326.50	2,484,141.32	(92.91)

6. LESS: Disbursements
Transfers to other DIP Accounts	164,377.40	0	0	0	0
Disbursements	0	0	165,342.50	927,687.70	0

TOTAL Disbursements	164,377.40	0	165,342.50	927,687.70	0

7. Ending Balance	2,472,266.54	(111.00)	(16.00)	1,556,453.62	(92.91)

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	21621	21621	21622
Month Ending:	02/28/2010	02/28/2010	02/28/2010
Account Number:	0080306863	0080360357	0080302201
Depository Name & Location	EastWest Bank	EastWest Bank	EastWest Bank
	1881 W. Main St., 2nd Flr Alhambra, CA 91801	1881 W. Main St., 2nd Flr Alhambra, CA 91801	1881 W. Main St., 2nd Flr Alhambra, CA 91801
	845 S. Flower Street, LLC	845 S. Flower Street, LLC	Meruelo Chinatown, LLC	Total
1. Total Prior Receipts	61,864.15	15,623.88	61,147.82	9,834,743.42

2. LESS: Total Prior Disbursements	61,467.25	0	54,827.79	22,971,038.66

3. Beginning Balance	807.51	5,092,022.75	7,971.23	10,221,356.84

4. Receipts During Current Period
A/R - Post Filing	0	0	0	0
A/R - Pre Filing	0	0	0	0
General Sales	0	0	18,500.00	18,500.00
Intercompany Receipts	0	2,343.73	0	167,696.23

TOTAL RECEIPTS	0	2,343.73	18,500.00	186,196.23

5. BALANCE	807.51	5,094,366.48	26,471.23	10,407,553.07

6. LESS: Disbursements
Transfers to other DIP Accounts	0	0	0	164,377.40
Disbursements	274.84	0	650.00	1,093,955.04

TOTAL Disbursements	274.84	0	650.00	1,258,332.44

7. Ending Balance	532.67	5,094,366.48	25,821.23	9,149,220.63

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
2/28/2010	21622	Meruelo Chinatown, LLC	0080302201	266	v0000615	U. S. Trustee Payment Center	Q4-2009 731-09-21622	0.00	650.00	650.00
2/28/2010	21621	845 S. Flower Street, LLC	0080306863	927	v0000714	AT&T	Svc 11/14/09-12/15/09	0.00	274.84	274.84
2/28/2010	21621	845 S. Flower Street, LLC	113015039	2863	kcs	Kajima Construction Services, Inc.	Feb10 Wire Out	0.00	148,379.96	148,379.96
2/28/2010	21621	845 S. Flower Street, LLC	113015039	30145446	dwp9079	LA Dept of Water & Power	Svc 2/13/09-9/3/09	0.00	1,380.85	1,380.85
2/28/2010	21621	845 S. Flower Street, LLC	113015039	30145445	dwp2406	LA Dept of Water & Power	Svc 12/31/09-2/1/10	0.00	13,676.52	13,676.52
2/28/2010	21621	845 S. Flower Street, LLC	113015039	30145445	dwp2406	LA Dept of Water & Power	Svc 12/31/09-2/1/10	0.00	1,851.17	1,851.17
2/28/2010	21621	845 S. Flower Street, LLC	113015039	30145447	dwp3341	LA Dept of Water & Power	Svc Feb10	0.00	54.00	54.00
2/28/2010	21621	845 S. Flower Street, LLC	112950087	JE 24449		113015039	Inter-Company - Inter-Bank Transfer	164,377.40	0.00	164,377.40
2/28/2010	21621	845 S. Flower Street, LLC	112950060	JE 24449		City National Bank	1/10 Loan Payment	0.00	927,687.70	927,687.70
								164,377.40	1,093,955.04	1,258,332.44

I.  BANK RECONCILIATION

CASE NO.	ENTITY	ACCOUNT NO.	STATEMENT DATE		STATEMENT BALANCE
21621	845 S. Flower Street, LLC Debtor-In-Possession	112950087	Statement Date:	02/28/2010	Statement Bal:	2,472,266.54
				ADJUSTED BANK BALANCE		2,472,266.54

21621	845 S. Flower Street, LLC Debtor-In-Possession	112950079	Statement Date:	02/28/2010	Statement Bal:	-111.00
				ADJUSTED BANK BALANCE		-111.00

21621	845 S. Flower Street, LLC Debtor-In-Possession	113015039	Statement Date:	02/28/2010	Statement Bal:	-16.00
				ADJUSTED BANK BALANCE		-16.00

21621	845 S. Flower Street, LLC Debtor-In-Possession	112950060	Statement Date:	02/28/2010	Statement Bal:	1,556,453.62
				ADJUSTED BANK BALANCE		1,556,453.62

21621	845 S. Flower Street, LLC Debtor-In-Possession	112915036	Statement Date:	02/28/2010	Statement Bal:	-92.91
				ADJUSTED BANK BALANCE		-92.91

21621	845 S. Flower Street, LLC Debtor-In-Possession	0080306863	Statement Date:	02/28/2010	Statement Bal:	532.67
				910	12/03/2009	343.00
				914	12/07/2009	121.00
				925	01/18/2010	9.94
				TOTAL OUTSTANDING CHECKS		473.94

				ADJUSTED BANK BALANCE		58.73

21621	845 S. Flower Street, LLC Debtor-In-Possession	0080360357	Statement Date:	02/28/2010	Statement Bal:	5,094,366.48
				ADJUSTED BANK BALANCE		5,094,366.48

21622	Meruelo Chinatown, LLC Debtor-In-Possession	0080302201	Statement Date:	02/28/2010	Statement Bal:	25,821.23
					02/28/2010	5,000.00
				TOTAL DEPOSITS IN TRANSIT		5,000.00

				254	10/19/2009	362.50
				TOTAL OUTSTANDING CHECKS		362.50

				ADJUSTED BANK BALANCE		30,458.73

					Statement Bal Total:	9,149,220.63

II.  STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS AND OTHER PARTIES TO EXECUTORY CONTRACTS

Entity	Case No.	Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment**	Post-Petition payments not made (Number)	Total Due**
Secured Creditors:
Meruelo Maddux - 845 S. Flower Street , LLC	21621	Canyon Capital Realty Advisors	Monthly	842,860.14	3	2,550,860.14

Lessor:

Executory Contracts / Employment Agreements*:

*Currently, no Executory Contracts have been assumed or rejected.
**The "amount of payment" may vary due to factors such as the number of days in a month and variable rates; therefore, the "total due" is generally the amount previously accrued plus current month.
***We made adjustments to the accrued interest rate to exclude the default rate.
				842,860.14	TOTAL DUE:	2,550,860.14

III.  TAX LIABILITIES

FOR THE REPORTING PERIOD: FEBRUARY 1-28, 2010
			Gross Sales Subject to Sales Tax:	0.00
			Total Wages Paid:	0.00

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
	Federal Withholding	0.00	0.00	N/A
	State Withholding	0.00	0.00	N/A
	FICA- Employer's Share	0.00	0.00	N/A
	FICA- Employee's Share	0.00	0.00	N/A
	Federal Unemployment	0.00	0.00	N/A
	Sales and Use	0.00	0.00	N/A
	Real Property	0.00	0.00	N/A
	Real Property	0.00	0.00	N/A
Other:
	TOTAL:	0.00	0.00

I. D.  SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD: 2/10
(Provide a copy of monthly account statements for each of the below)

CASE NO.	ENTITY		ACCOUNT NO.	AMOUNT
21621	845 S. Flower Street, LLC	Debtor-In-Possession	112950087	2,472,266.54
21621	845 S. Flower Street, LLC	Debtor-In-Possession	112950079	(111.00)
21621	845 S. Flower Street, LLC	Debtor-In-Possession	113015039	(16.00)
21621	845 S. Flower Street, LLC	Debtor-In-Possession	112950060	1,556,453.62
21621	845 S. Flower Street, LLC	Debtor-In-Possession	112915036	(92.91)
21621	845 S. Flower Street, LLC	Debtor-In-Possession	0080306863	532.67
21621	845 S. Flower Street, LLC	Debtor-In-Possession	0080360357	5,094,366.48
21622	Meruelo Chinatown, LLC	Debtor-In-Possession	0080302201	25,821.23

			TOTAL	9,149,220.63
	Note: We do not have petty cash accounts.

IV.  AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	0.00	0.00	0.00
31 - 60 days	0.00	0.00	8,250.00
61 - 90 days	0.00	0.00	23,250.00
91 - 120 days	(2,993.49)	0.00	22,500.00
Over 120 days	0.00	0.00	0.00
TOTAL:	(2,993.49)	0.00	54,000.00

V.  INSURANCE COVERAGE

Waived by Ms. Maria Marquez. See Insurance Schedule previously provided
		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability
Worker's Compensation
Casualty
Vehicle
Others:

VI.  UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Case #	Entity	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
12/31/2009	21622	Meruelo Chinatown, LLC		650	01/28/2010	650	-
09/30/2009	21622	Meruelo Chinatown, LLC		325	10/22/2009	325	-
12/31/2009	21621	845 S. Flower Street, LLC		13,000		0	13,000
09/30/2009	21621	845 S. Flower Street, LLC		10,400		0	10,400

* Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition
Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII.  SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month

None			0.00

VIII.  SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month

None			0.00

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

Meruelo Maddux Properties, Inc. et. al.
Combined Income Statement of Debtors-In-Possession
For February 2010

	Meruelo Maddux - 845 S. Flower Street, LLC 21621	Meruelo Chinatown, LLC 21622
REVENUE
Rental Income	-	-
Management Fees	-	-
Other Income	-	22,000
TOTAL REVENUE	-	22,000

OPERATING EXPENSES
Direct Corporate Property Management	-	-
Payroll - Insiders	-	-
Property Administration	190	-
Cleaning	-	-
General Building	-	-
Insurance	-	117
Repairs and Maintenance	-	-
Real Property Taxes	-	6,580
Security	-	-
Utilities	-	1,075
Depreciation and Amortization	-	-
Stock Compensation	-	-
General and Administrative	-	54,000
Misc Operating Expense
TOTAL OPERATING EXPENSES	190	61,772

Net Income/(Loss) from Operations	(190)	(39,772)

NON-OPERATING INCOME
Interest Income	4,191	-
Gain on Sale of Asset	-	-
Other
TOTAL NON-OPERATING INCOME	4,191	-

NON-OPERATING EXPENSES
Interest Expense	-	-
Legal and Professional	-	-
Impairment Loss on Real Estate	-	-
Provision (Benefit) for Income Taxes	-	-
Minority Interests	-	-
TOTAL NON-OPERATING EXPENSES	-	-

NET INCOME/(LOSS)	4,001	(39,772)

Meruelo Maddux Properties, Inc. et. al.
Combined Balance Sheet of Debtors-In-Possession
As of February 28, 2010

	Meruelo Maddux - 845 S. Flower Street, LLC 21621	Meruelo Chinatown, LLC 21622
ASSETS
Current Assets
Unrestricted Cash	59	30,459
Restricted Cash	9,122,867	-
Accounts Receivable	-	-
Notes Receivable	-	-
Prepaid Expenses	307,569	-
Total Current Assets	9,430,495	30,459

Investment in Real Estate	93,877,385	7,737,449
Accumulated Depreciation	-	-
Net Investment in Real Estate	93,877,385	7,737,449

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(73,246,937)	(6,413,853)
Due from Insiders
Other Assets	-	-
Total Other Assets	(73,246,937)	(6,413,853)
TOTAL ASSETS	30,060,942	1,354,054

LIABILITIES
Post-Petition Liabilities
Accounts Payable	2,472,867	1,763
Taxes Payable	-	13,160
Notes Payable
Professional Fees	-	-
Secured Debt
Other	-	-
Total Post-Petition Liabilities	2,472,867	14,922
Pre-Petition Liabilities
Secured Liabilities	84,000,000	-
Priority Liabilities
Unsecured Liabilities	229,957	1,080
Other	346,149
Total Pre-Petition Liabilities	84,576,106	1,080
TOTAL LIABILITIES	87,048,973	16,003
MINORITY INTEREST	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(57,032,393)	1,270,991
Post-Petition Profit/(Loss)	44,362	67,061
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	(56,988,030)	1,338,052
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	30,060,942	1,354,054

Meruelo Maddux Properties, Inc. et. al.
February's Report
XI.  QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?  If "Yes", explain below:
X

3.	State what progress was made during the reporting period toward filing a plan of reorganization:

During the subject, Meruelo Maddux - 845 S. Flower Street, LLC ("845 S. Flower") together with Meruelo Chinatown, LLC under case no. 1:09-bk-21622-KT ("Chinatown") filed their Joint First Amended Disclosure Statement and Joint First Amended Plan of Reorganization.  A hearing on the approval of the amended disclosure statement is set for March 29, 2010.

4.	Describe potential future developments which may have a significant impact on the case:

In a previous reporting period, Canpartners filed a motion for relief from stay with respect to 845 S. Flower's luxury condominium tower (the "Project").  845 S. Flower contested the motion and disputed that Canpartners is entitled to relief from the automatic stay on any grounds.  A continued hearing on the motion took place on January 8, 2010.  The Court authorized further briefing and set a further hearing on the motion for February 5, 2010.  At that time, the Court set March 12, 2010 for a continued evidentiary hearing on the valuation of the Project.   This hearing has now been continued to April 2, 2010. The outcome of this motion may have an impact on the Debtor's plan.

In a previous reporting period, Canpartners also filed an adversary proceeding against 845 S. Flower and Chinatown seeking, among other things, declaratory relief that Canpartners is not required to release its lien on Chinatown's real property as required under Canpartners' Loan Agreement with 845 S. Flower.  845 S. Flower and Chinatown contest the relief requested in the declaratory relief action and continue to assert that Canpartners is required to release its lien on the Chinatown property once 845 S. Flower obtains an Acceptable Temporary Certificate of Occupancy (as defined in the Loan Agreement).  The Debtors also have asserted a counter-claim against Canpartners.  The Court set March 12, 2010 for a hearing on cross-motions for summary judgment filed by the parties.  That hearing has been continued to April 2, 2010. The outcome of this litigation may have an impact on the case.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
None
		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X

I, Richard Meruelo, Chief Executive Officer, declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date: March 18, 2010	By:	/s/ Richard Meruelo
Richard Meruelo
Principal for Debtor-in-Possession